UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Central Index Key Number of the issuing entity: 0001689417
Morgan Stanley Capital I Trust 2016-UBS12
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001685185
UBS AG

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-206582-06	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about December 7, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS12(the “Certificates”), are expected to be issued by Morgan Stanley Capital I Trust 2016-UBS12, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 7, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-two (42) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-two (72) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 22, 2016, between the Registrant and UBS AG, certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 22, 2016, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 22, 2016, between the Registrant and BANA, and certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated November 22, 2016, between the Registrant and NREC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 22, 2016, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of November 22, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 23, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated November 23, 2016.

In addition, the mortgage loans secured by the mortgaged properties identified as “681 Fifth Avenue,” “191 Peachtree,” “Wolfchase Galleria,” “The Orchard,” “The Falls,””Greenwich Office Park,” and “Federal Way Crossings” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “681 Fifth Avenue Whole Loan,” the “191 Peachtree Whole Loan,” the “Wolfchase Galleria Whole Loan,” “The Orchard Whole Loan,” “The Falls Whole Loan,” the ”Greenwich Office Park Whole Loan” and the “Federal Way Crossings Whole Loan,” respectively). The initial holders of the promissory notes evidencing the 681 Fifth Avenue Whole Loan have entered into an intercreditor agreement, dated as of November 4, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the 681 Fifth Avenue Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the 191 Peachtree Whole Loan have entered into an intercreditor agreement, dated as of December 5, 2016 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the 191 Peachtree Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Wolfchase Galleria Whole Loan have entered into an intercreditor agreement, dated as of December 7, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Wolfchase Galleria Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.”

The initial holders of the promissory notes evidencing The Orchard Whole Loan have entered into an intercreditor agreement, dated as of October 17, 2016 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to The Orchard Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing The Falls Whole Loan have entered into an intercreditor agreement, dated as of September 1, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to The Falls, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Greenwich Office Park Whole Loan have entered into an intercreditor agreement, dated as of December 7, 2016 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Greenwich Office Park Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Federal Way Crossings Whole Loan have entered into an intercreditor agreement, dated as of December 7, 2016 and attached hereto as Exhibit 99.11, that sets forth the respective rights of each such noteholder with respect to the Federal Way Crossings Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement; provided, that with respect to the Greenwich Office Park Whole Loan, upon the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization, as described in the Prospectus under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Servicing Shift Mortgage Loans.”

The mortgage loans secured by the mortgaged properties identified as “Vintage Park,” “101 Hudson Street,” “Novo Nordisk” and “Huntington Center” on Exhibit B to the Pooling and Servicing Agreement (the “Vintage Park Mortgage Loan,” the “101 Hudson Street Mortgage Loan,” the “Novo Nordisk Mortgage Loan” and the “Huntington Center Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of each of the Vintage Park Mortgage Loan, the 101 Hudson Street Mortgage Loan, the Novo Nordisk Mortgage Loan and the Hutington Center Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “Vintage Park Whole Loan,” the “101 Hudson Street Whole Loan,” the “Novo Nordisk Whole Loan” and the “Huntington Center Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Vintage Park Whole Loan have entered into an intercreditor agreement, dated as of November 14, 2016 and attached hereto as Exhibit 99.12, that sets forth the respective rights of each such noteholder with respect to the Vintage Park Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the 101 Hudson Street Whole Loan have entered into an intercreditor agreement, dated as of November 3, 2016 and attached hereto as Exhibit 99.13, that sets forth the respective rights of each such noteholder with respect to the 101 Hudson Street Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The initial holders of the promissory notes evidencing the Novo Nordisk Whole Loan have entered into an intercreditor agreement, dated as of October 13, 2016 and attached hereto as Exhibit 99.14, that sets forth the respective rights of each such noteholder with respect to the Novo Nordisk Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.” The holders of the promissory notes evidencing the Huntington Center Whole Loan have entered into an intercreditor agreement, dated as of October 7, 2016 and attached hereto as Exhibit 99.15, that sets forth the respective rights of each such noteholder with respect to the Huntington Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans.”

Each of Vintage Park Whole Loan and the Huntington Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2016-C31 securitization transaction, dated as of November 1, 2016 (the “MSBAM 2016-C31 PSA” attached hereto as Exhibit 4.2), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Vintage Park Mortgage Loan and the Huntington Center Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2016-C31 PSA applicable to the servicing of the Vintage Park Whole Loan and the Huntington Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The 101 Hudson Street Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSC 2016-BNK2 securitization transaction, dated as of November 1, 2016 (the “MSC 2016-BNK2 PSA” attached hereto as Exhibit 4.3), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of 101 Hudson Street Mortgage Loan” in the Prospectus, the terms and conditions of the MSC 2016-BNK2 PSA applicable to the servicing of the 101 Hudson Street Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Novo Nordisk Whole Loan will be serviced and administered under the pooling and servicing agreement for the WFCM 2016-NXS6 securitization transaction, dated as of October 1, 2016 (the “WFCM 2016-NXS6 PSA” attached hereto as Exhibit 4.4), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of The Novo Nordisk Mortgage Loan” in the Prospectus, the terms and conditions of the WFCM 2016-NXS6 PSA applicable to the servicing of the Novo Nordisk Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
1.1	Underwriting Agreement, dated as of November 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 23, 2016, which such certification is dated November 23, 2016.
99.1	Mortgage Loan Purchase Agreement, dated November 22, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Natixis Real Estate Capital LLC.

99.5	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder and Initial Note A-6 Holder.
99.6	Agreement Between Note Holders, dated as of December 5, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder.
99.7	Agreement Between Note Holders, dated as of December 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-1-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, UBS, AG, as Initial Note A-3 Holder, UBS, AG, as Initial Note A-4 Holder, UBS, AG, as Initial Note A-5 Holder, UBS, AG, as Initial Note A-6 Holder and UBS, AG, as Initial Note A-7 Holder.
99.8	Agreement Between Note Holders, dated as of October 17, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of September 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.
99.10	Co-Lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-3 Holder.
99.11	Agreement Between Note Holders, dated as of December 7, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-4 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-5 Holder.

99.12	Agreement Between Note Holders, dated as of November 14, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2-1 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between, Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder.
99.14	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between, Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as Initial Note A-4 Holder, Natixis Real Estate Capital LLC, as Initial Note A-5 Holder, Natixis Real Estate Capital LLC, as Initial Note A-6 Holder, Natixis Real Estate Capital LLC, as Initial Note A-7 Holder, Natixis Real Estate Capital LLC, as Initial Note A-8 Holder, Natixis Real Estate Capital LLC, as Initial Note A-9 Holder, Natixis Real Estate Capital LLC, as Initial Note A-10 Holder, Natixis Real Estate Capital LLC, as Initial Note A-11 Holder, Natixis Real Estate Capital LLC, as Initial Note A-12 Holder, Natixis Real Estate Capital LLC, as Initial Note A-13 Holder, and Natixis Real Estate Capital LLC, as Future Funding Indemnitor.
99.15	Agreement Between Note Holders, dated as of October 7, 2016, between Morgan Stanely Bank, N.A., as Iniital Note A-1 Holder, Morgan Stanely Bank, N.A., as Iniital Note A-2 Holder and Morgan Stanely Bank, N.A., as Iniital Note A-3 Holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane H. Lam
Name: Jane H. Lam
Title: Vice President

Date: December 7, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of November 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Natixis Securities Americas LLC, Citigroup Global Markets Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of November 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 23, 2016, which such certification is dated November 23, 2016.
99.1	Mortgage Loan Purchase Agreement, dated November 22, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated November 22, 2016, between Morgan Stanley Capital I Inc. and Natixis Real Estate Capital LLC.
99.5	Co-Lender Agreement, dated as of November 4, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder and Initial Note A-6 Holder.

99.6	Agreement Between Note Holders, dated as of December 5, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder.
99.7	Agreement Between Note Holders, dated as of December 7, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-1-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, UBS, AG, as Initial Note A-3 Holder, UBS, AG, as Initial Note A-4 Holder, UBS, AG, as Initial Note A-5 Holder, UBS, AG, as Initial Note A-6 Holder and UBS, AG, as Initial Note A-7 Holder.
99.8	Agreement Between Note Holders, dated as of October 17, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.

99.9	Agreement Between Note Holders, dated as of September 1, 2016, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.
99.10	Co-Lender Agreement, dated as of December 7, 2016, between Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, and Natixis Real Estate Capital LLC, as Initial Note A-3 Holder.
99.11	Agreement Between Note Holders, dated as of December 7, 2016, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-3 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-4 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-5 Holder.
99.12	Agreement Between Note Holders, dated as of November 14, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2-1 Holder and Bank of America, N.A., as Initial Note A-3 Holder.
99.13	Agreement Between Note Holders, dated as of November 3, 2016, by and between, Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, Bank of America, N.A., as Initial Note A-3 Holder and Initial Note A-4 Holder, and Barclays Bank PLC, as Initial Note A-5 Holder.

99.14	Co-Lender and Future Funding Indemnification Agreement, dated as of October 13, 2016, between, Natixis Real Estate Capital LLC, as Initial Note A-1 Holder, Natixis Real Estate Capital LLC, as Initial Note A-2 Holder, Natixis Real Estate Capital LLC, as Initial Note A-3 Holder, Natixis Real Estate Capital LLC, as Initial Note A-4 Holder, Natixis Real Estate Capital LLC, as Initial Note A-5 Holder, Natixis Real Estate Capital LLC, as Initial Note A-6 Holder, Natixis Real Estate Capital LLC, as Initial Note A-7 Holder, Natixis Real Estate Capital LLC, as Initial Note A-8 Holder, Natixis Real Estate Capital LLC, as Initial Note A-9 Holder, Natixis Real Estate Capital LLC, as Initial Note A-10 Holder, Natixis Real Estate Capital LLC, as Initial Note A-11 Holder, Natixis Real Estate Capital LLC, as Initial Note A-12 Holder, Natixis Real Estate Capital LLC, as Initial Note A-13 Holder, and Natixis Real Estate Capital LLC, as Future Funding Indemnitor.
99.15	Agreement Between Note Holders, dated as of October 7, 2016, between Morgan Stanely Bank, N.A., as Iniital Note A-1 Holder, Morgan Stanely Bank, N.A., as Iniital Note A-2 Holder and Morgan Stanely Bank, N.A., as Iniital Note A-3 Holder.